American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement Select Fund
Supplement dated August 5, 2013 ■ Summary Prospectus and Prospectus dated July 26, 2013

The following is added to the Portfolio Managers section in the summary prospectus and on page 4 of the prospectus:

Christopher J. Krantz, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2006.

The following is added to The Fund Management Team section on page 9 of the prospectus:

Christopher J. Krantz

Mr. Krantz, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2006 as an analyst. He became a portfolio manager in 2013. He has a bachelor of science in business from Indiana University and an MBA, with a concentration in finance, from the University of Texas McCombs School of Business. He is a CFA charterholder.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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